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Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Lawson Software, Inc. (the "Company") on Form 10-Q for the period ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert G. Barbieri, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT G. BARBIERI Robert G. Barbieri Executive Vice President and Chief Financial Officer
April 10, 2003

        A signed original of this written statement required by Section 906 has been provided to Lawson Software, Inc. and will be retained by Lawson Software, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 99.2